                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   THIS Amendment dated December 3, 2012, amends the Master Investment Advisory Agreement (the "Agreement") dated August 27, 2012, by and between Invesco Van Kampen Pennsylvania Value Municipal Income Trust, a Delaware Statutory Trust (the "Trust"), and Invesco Advisers, Inc., a Delaware Corporation (the "Adviser").

                                   RECITALS

   WHEREAS, the Trust desires to amend the Agreement to change the name of the Trust from Invesco Van Kampen Pennsylvania Value Municipal Income Trust to Invesco Pennsylvania Value Municipal Income Trust;

   NOW THEREFORE, the parties agree as follows:

    1. Appendix A is deleted in its entirety and replaced with the following:

                                  "APPENDIX A

                          COMPENSATION TO THE ADVISER

   The Trust shall pay the Adviser, out of its assets, as full compensation for all services rendered, an advisory fee for the Trust set forth below. Such fee shall be calculated by applying the following annual rates to the average daily manage assets of the Trust for the calendar year.

FUND NAME                                                  ADVISORY FEE RATE
---------                                               ------------------------
Invesco Pennsylvania Value Municipal Income Trust       .55% on managed assets"

"Managed assets" for this purpose means the Trust's net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust's financial statements for purposes of generally accepted accounting principles).

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

Attest:                              INVESCO PENNSYLVANIA VALUE
                                     MUNICIPAL INCOME TRUST

/s/ Peter Davidson                   By:     /s/ John M. Zerr
------------------------------               ----------------------
         ASSISTANT SECRETARY         Name:   John M. Zerr
(SEAL)                               Title:  Senior Vice President

Attest:                              INVESCO ADVISERS, INC.

/s/ Peter Davidson                   By:     /s/ John M. Zerr
------------------------------               ----------------------
         ASSISTANT SECRETARY         Name:   John M. Zerr
(SEAL)                               Title:  Senior Vice President

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
              (AFFILIATED MONEY MARKET FUND ADVISORY FEE WAIVER)

   This Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco High Income Trust II, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Exchange Fund (each a "Fund" and collectively, the "Funds") and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

   Each Fund and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

           i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

           ii. The Waiver will not apply to those investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

           iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

           (a) "Affiliated Money Market Fund" - any existing or future fund managed by Invesco or its affiliates that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

           (b) "Investing Fund" - any Fund investing Uninvested Cash in an Affiliated Money Market Fund; and

           (c) "Uninvested Cash" - cash available and uninvested by a Fund that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   Subject to the foregoing paragraphs, each of the Funds and Invesco agree to review the then-current waivers for each Fund listed on the Exhibit on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Funds and Invesco have agreed to continue them. The Exhibit will be amended to reflect any such agreement.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                          INVESCO ADVANTAGE MUNICIPAL INCOME
                                          TRUST II
                                          INVESCO BOND FUND
                                          INVESCO CALIFORNIA VALUE MUNICIPAL
                                          INCOME TRUST
                                          INVESCO DYNAMIC CREDIT OPPORTUNITIES
                                          FUND
                                          INVESCO HIGH INCOME TRUST II
                                          INVESCO MUNICIPAL OPPORTUNITY TRUST
                                          INVESCO MUNICIPAL TRUST
                                          INVESCO PENNSYLVANIA VALUE MUNICIPAL
                                          INCOME TRUST
                                          INVESCO SENIOR INCOME TRUST
                                          INVESCO SENIOR LOAN FUND
                                          INVESCO TRUST FOR INVESTMENT GRADE
                                          MUNICIPALS
                                          INVESCO TRUST FOR INVESTMENT GRADE
                                          NEW YORK MUNICIPALS
                                          INVESCO EXCHANGE FUND

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President

                                          INVESCO ADVISERS, INC.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President

                                  EXHIBIT "A"

                  INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Advantage Municipal Income Trust          May 15, 2012   June 30, 2016

                               INVESCO BOND FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Bond Fund                                 May 15, 2012   June 30, 2016

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco California Value Municipal Income Trust   May 15, 2012   June 30, 2016

                   INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Dynamic Credit Opportunities Fund         May 15, 2012   June 30, 2016

                         INVESCO HIGH INCOME TRUST II

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco High Income Trust II                      May 15, 2012   June 30, 2016

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Opportunity Trust               May 15, 2012   June 30, 2016

                            INVESCO MUNICIPAL TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Trust                           May 15, 2012   June 30, 2016

               INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Pennsylvania Value Municipal Income
  Trust                                           May 15, 2012   June 30, 2016

                          INVESCO SENIOR INCOME TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Senior Income Trust                       May 15, 2012   June 30, 2016

                           INVESCO SENIOR LOAN FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Senior Loan Fund                          May 15, 2012   June 30, 2016

                 INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Trust for Investment Grade Municipals     May 15, 2012   June 30, 2016

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Trust for Investment Grade New York
  Municipals                                      May 15, 2012   June 30, 2016

                             INVESCO EXCHANGE FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Exchange Fund                             May 15, 2012   June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
              (AFFILIATED MONEY MARKET FUND ADVISORY FEE WAIVER)

   This Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco High Income Trust II, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Van Kampen Exchange Fund (each a "Fund" and collectively, the "Funds") and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

           i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

           ii. The Waiver will not apply to those investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

           iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

           (a) "Affiliated Money Market Fund" - any existing or future fund managed by Invesco or its affiliates that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

           (b) "Investing Fund" - any Fund investing Uninvested Cash in an Affiliated Money Market Fund; and

           (c) "Uninvested Cash" - cash available and uninvested by a Fund that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Fund's Board of Trustee/Managing General Partners to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, each of the Funds and Invesco agree to review the then-current waivers for each Fund listed on the Exhibit on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Funds and Invesco have agreed to continue them. The Exhibit will be amended to reflect any such agreement.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                          INVESCO ADVANTAGE MUNICIPAL INCOME
                                          TRUST II
                                          INVESCO BOND FUND
                                          INVESCO CALIFORNIA VALUE MUNICIPAL
                                          INCOME TRUST
                                          INVESCO DYNAMIC CREDIT OPPORTUNITIES
                                          FUND
                                          INVESCO HIGH INCOME TRUST II
                                          INVESCO MUNICIPAL OPPORTUNITY TRUST
                                          INVESCO MUNICIPAL TRUST
                                          INVESCO PENNSYLVANIA VALUE MUNICIPAL
                                          INCOME TRUST
                                          INVESCO SENIOR INCOME TRUST
                                          INVESCO SENIOR LOAN FUND
                                          INVESCO TRUST FOR INVESTMENT GRADE
                                          MUNICIPALS
                                          INVESCO TRUST FOR INVESTMENT GRADE
                                          NEW YORK MUNICIPALS
                                          INVESCO VAN KAMPEN EXCHANGE FUND

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President

                                          INVESCO ADVISERS, INC.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President

                                  EXHIBIT "A"

                  INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Advantage Municipal Income Trust          May 15, 2012   June 30, 2014

                               INVESCO BOND FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Bond Fund                                 May 15, 2012   June 30, 2014

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco California Value Municipal Income Trust   May 15, 2012   June 30, 2014

                   INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Dynamic Credit Opportunities Fund         May 15, 2012   June 30, 2014

                         INVESCO HIGH INCOME TRUST II

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco High Income Trust II                      May 15, 2012   June 30, 2014

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Opportunity Trust               May 15, 2012   June 30, 2014

                            INVESCO MUNICIPAL TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Trust                           May 15, 2012   June 30, 2014

               INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Pennsylvania Value Municipal Income
  Trust                                           May 15, 2012   June 30, 2014

                          INVESCO SENIOR INCOME TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Senior Income Trust                       May 15, 2012   June 30, 2014

                           INVESCO SENIOR LOAN FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Senior Loan Fund                          May 15, 2012   June 30, 2014

                 INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Trust for Investment Grade Municipals     May 15, 2012   June 30, 2014

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Trust for Investment Grade New York
  Municipals                                      May 15, 2012   June 30, 2014

                       INVESCO VAN KAMPEN EXCHANGE FUND

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Van Kampen Exchange Fund                  May 15, 2012   June 30, 2014

                                      A-2